United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: January 20, 2026

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania	001-38884	25-1440803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Nitterhouse Drive, Chambersburg, PA	17201
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code	(717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐   Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Symbol	Name of exchange on which registered
Common stock	FRAF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

On January 15, 2026, the Board of Directors of Franklin Financial Services Corporation (the “Corporation”) amended the bylaws of the Corporation by removing Section 5.9 of the bylaws in its entirety. The removed section had previously imposed term limits on the Chairman of the Board of Directors, restricting individuals from serving more than three consecutive one-year terms in that position, subject to certain waiver provisions.

The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulations FD Disclosure

The Corporation is furnishing this presentation which will be presented in whole or in part, from time to time, by executives of the Corporation in one or more meetings with investors and analysts.  The presentation is attached as Exhibit 99.1 and is incorporated by reference.  It is also available on the Corporation’s website at www.franklinfin.com.

The information in this Form 8-K provided under Item 7.01, including all exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Corporation under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01 – Other Events

On January 15, 2026, the Board of Directors of Franklin Financial Services Corporation declared a $.33 per share regular cash dividend for the first quarter of 2026.  This compares to a $.33 per share regular cash dividend for the fourth quarter of 2025 and $.32 per share regular cash dividend for the first quarter of 2025, which represents an increase of 3.1% over prior year. The regular quarterly cash dividend will be paid February 25, 2026 to shareholders of record at the close of business on February 6, 2026.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed herewith:

Number Description

99.1 Investor Presentation, dated January 15, 2026 of Franklin Financial Services

99.2 Franklin Financial Services Corporation Bylaws amended January 15, 2026

104 The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ Craig W. Best

Craig W. Best

Chief Executive Officer and President

Dated: January 20, 2026